Exhibit 10.20
INDEMNIFICATION AGREEMENT
     This Indemnification Agreement (this “Agreement”) is made and delivered this ___day of ___, 200___, by El Paso Pipeline GP Company, L.L.C. (the “Company”), to and for the benefit of ___(“DIRECTOR”).
RECITALS
     WHEREAS, in order to induce DIRECTOR to become a member of the Company’s Board of Directors (“Board”), the Company is executing and delivering to DIRECTOR this Indemnification Agreement.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:
SECTION 1. Right To Indemnification
     If DIRECTOR is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he is or was a Director of the Company (or of any subsidiary of the Company) or is or was serving at the request of the Company or the Board of Directors, including service with respect to any employee benefit plan or any subsidiary of the Company, whether the basis of such proceeding is alleged action in an official capacity as a Director or in any other capacity while serving as a Director, he shall be indemnified and held harmless by the Company to the fullest extent permitted by Section 18-108 of the Delaware Limited Liability Company Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees, judgments, fines, or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by him in connection therewith and such indemnification shall continue after DIRECTOR has ceased to be a Director and shall inure to the benefit of DIRECTOR’s heirs, executors and administrators; provided, however, that except as provided in Section 2 of this Agreement with respect to proceedings seeking to enforce rights to indemnification or to advancement of expenses, the Company shall be required to indemnify DIRECTOR in connection with a proceeding (or part thereof) initiated by DIRECTOR only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Agreement shall include the right to be paid by the Company the reasonable expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); further provided, however, that, if the Delaware Limited Liability Company Act requires, an advancement of expenses incurred by DIRECTOR in his capacity as a Director (and not in any other capacity in which service was or is rendered by DIRECTOR while a Director including, without limitation, service to an employee benefit plan)

shall be made only upon delivery to the Company of a written request accompanied by such documentation and information as is reasonably available to DIRECTOR and is reasonably necessary to determine whether and to what extent DIRECTOR is entitled to indemnification and an undertaking, if permitted by Federal law, by or on behalf of DIRECTOR, to repay all amounts so advanced if it shall ultimately be determined that he is not entitled to be indemnified under this Agreement, or otherwise, and provided further that except as provided in Section 2 of this Agreement with respect to proceedings seeking to enforce rights to indemnification or an advancement of expenses, the Company shall be required to advance expenses to DIRECTOR in connection with a proceeding initiated by him only if such proceeding was authorized by the Board.
SECTION 2. Right To Bring Suit
     If a claim under Section 1 of this Agreement is not paid in full by the Company within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, DIRECTOR may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, to the extent successful in whole or in material part, DIRECTOR shall be entitled to be paid the expense of prosecuting such suit. DIRECTOR shall be presumed to be entitled to indemnification under this Agreement upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the Company), and thereafter the Company shall have the burden of proof to overcome the presumption that DIRECTOR is not so entitled. Neither the failure of the Company (including its Board, independent legal counsel, or its stockholders), to have made a determination prior to the commencement of such suit that indemnification of DIRECTOR is proper in the circumstances, nor an actual determination by the Company (including its Board, independent legal counsel or its security holders) that DIRECTOR is not entitled to indemnification, shall be a defense to the suit or create a presumption that DIRECTOR is not so entitled.
SECTION 3. Nonexclusivity of Rights
     The rights to indemnification and to the advancement of expenses conferred in this Agreement are in addition to and shall not be exclusive of any other right DIRECTOR may have or hereafter acquire under any statute, provision of the Certificate of Formation of the Company or its Amended and Restated Limited Liability Company Agreement, or under any other plan, program, arrangement, agreement, vote of members or disinterested Directors or otherwise.
SECTION 4. Insurance, Contracts and Funding
     The Company may maintain insurance, at its expense, to protect itself and DIRECTOR against any expense, liability or loss, whether or not the Company would have the power to indemnify DIRECTOR against such expense, liability or loss under the Delaware Limited Liability Company Act. The Company may enter into contracts with DIRECTOR in furtherance of the provisions of this Agreement and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Agreement. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, DIRECTOR shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.
SECTION 5. Change of Control
     (a) A “Change in Control” shall mean the occurrence of any of the following:
     With respect to the Company, any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets to any other person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Company; (ii) the dissolution or liquidation of the Company; (iii) the consolidation or merger of the Company with or into another person pursuant to a transaction in which the outstanding securities of any class of a person entitling the holders thereof to vote in the election of, or to appoint, members of the board of directors or other similar governing body of the Company (“Voting Securities”) are changed into or exchanged for cash, securities or other property, other than any such transaction where (a) the outstanding Voting Securities of the Company are changed into or exchanged for Voting Securities of the surviving person or its parent and (b) the holders of the Voting Securities of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving person or its parent immediately after such transaction; and (iv) a “person” or “group” (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Company, except (a) El Paso and any affiliates of El Paso Corporation and (b) in a merger or consolidation which would not constitute a Change in Control under clause (iii) above.
     (b) Change in Control of the Company. The Company agrees that if there is a Change in Control of the Company, then with respect to all matters thereafter arising concerning the rights of DIRECTOR to indemnity payments and expense advances under this Agreement, any other agreements, the Certificate of Formation or the Amended and Restated Limited Liability Company Agreement now or hereafter in effect relating to a proceeding, the Company shall seek legal advice only from special independent counsel selected by DIRECTOR and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (other than in connection with such matters) or DIRECTOR. In the event that DIRECTOR and the Company are unable to agree on the selection of the special independent counsel, such special independent counsel shall be selected by lot from among at least five law firms in New York City, New York or Houston, Texas selected by DIRECTOR, each having no less than 50 partners. Such selection shall be made in the presence of DIRECTOR (and his legal counsel or either of them, as DIRECTOR may elect). Such special independent counsel, among other things, shall determine whether and to what extent DIRECTOR would be permitted to be indemnified under applicable law and shall render its written opinion to the Company and DIRECTOR to such effect.

     The Company agrees to pay the reasonable fees of the special independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
SECTION 6. No Modification
     No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Any waiver to this agreement shall be in writing.
SECTION 7. Subrogation
     In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of DIRECTOR, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
SECTION 8. No Duplication of Payments
     The Company shall not be liable under this Agreement to make any payment in connection with any proceeding against DIRECTOR to the extent DIRECTOR has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder.
SECTION 9. Notification and Defense of Proceedings
     DIRECTOR agrees that he will use all reasonable efforts to notify the Company promptly after receipt by DIRECTOR of notice of the commencement of any proceeding if he anticipates that a request for indemnification in respect thereof is to be made against the Company under this Agreement; but failure to so notify the Company will not relieve the Company from any indemnification or other obligation or liability which it may have to DIRECTOR. With respect to any such proceeding as to which DIRECTOR notifies the Company of the commencement thereof:
     (a) the Company will be entitled to participate therein at its own expense; and
     (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to DIRECTOR. After notice from the Company to DIRECTOR of its election to assume the defense thereof, the Company will not be liable to DIRECTOR under this Agreement for any legal or other expenses subsequently incurred by DIRECTOR in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. DIRECTOR shall have the right to employ its counsel in such proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of DIRECTOR unless (i) the employment of counsel by DIRECTOR has been authorized by the Company, (ii) DIRECTOR shall have reasonably concluded that there may be a conflict of interest between the Company and DIRECTOR in the conduct of the defense of such proceeding or (iii) the Company shall not in fact have employed counsel to assume the defense of such proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Company or as to which DIRECTOR shall have made the conclusion provided for in clause (ii) of this subsection 9(b).
     (c) The Company shall not be liable to indemnify DIRECTOR under this Agreement for any amounts paid in settlement of any proceeding effected by DIRECTOR without the Company’s prior written consent. The Company shall not settle any proceeding in any manner which would impose any penalty or limitation on DIRECTOR without DIRECTOR’s prior written consent. Neither the Company nor DIRECTOR will unreasonably withhold their consent to any proposed settlement.
SECTION 10. Notices
     (a) All notices, requests, demands and other communications sent pursuant to this Agreement must be in writing or by electronic transmission and will be deemed delivered and received: (i) if personally delivered by telex, telegram, facsimile, electronic transmission or courier service, when actually received by the party to whom the notice or communication is sent; or (ii) if delivered by mail, whether actually received or not, at the close of business on the third business day in the city in which the Company’s principal executive office is located next following the day when placed in the U.S. mail, postage prepaid, certified or registered, addressed to the appropriate party at the address of that party set forth below, or at such other address as that party may designate by notice in writing or by electronic transmission to the other party in accordance herewith.
     (b) If to DIRECTOR, to:
__________________________________
__________________________________
__________________________________
Fax No.:___________________________
E-mail: ____________________________
     with a copy, which will not constitute notice for purposes of this Agreement, to such legal counsel, if any, as DIRECTOR may designate in writing or by electronic transmission.
     (c) If to the Company, to:
El Paso Pipeline GP Company, L.L.C.
El Paso Building, 1001 Louisiana Street
Houston, Texas 77002
Attention: _________________________
Fax No.: (713) 420-__________________
E-mail: _____________@elpaso.com

SECTION 11. No Presumptions
     For purposes of this Agreement, the termination of any proceeding against DIRECTOR by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that DIRECTOR did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Company to have made a determination as to whether DIRECTOR has met any particular standard of conduct or had any particular belief, nor an actual determination by the Company that DIRECTOR has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by DIRECTOR to secure a judicial determination that DIRECTOR should be indemnified under applicable law shall be a defense to DIRECTOR’s claim for indemnification or create a presumption that DIRECTOR has not met any particular standard of conduct or did not have any particular belief.
SECTION 12. Acknowledgment of Reliance
     The Company acknowledges that DIRECTOR is relying on this Agreement and the promises and agreements of the Company herein in continuing his service as a Director and in agreeing to undertake and in undertaking his responsibilities, duties and services to and for the Company in connection therewith.
SECTION 13. Counterparts
     This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be original but all of which together will constitute one and the same agreement.
SECTION 14. Headings
     The headings of the Sections hereof are inserted for convenience only and do not and will not be deemed to constitute part of this Agreement or to affect the construction thereof.
SECTION 15. Miscellaneous
     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each provision hereof is intended to be severable and the invalidity or illegality of any portion of this Agreement shall not affect the validity or legality of the remainder.

     Executed as an instrument under seal as of the day and year first above written.

EL PASO PIPELINE GP COMPANY, L.L.C.
By:
Name:
Title: Hereunto duly authorized

By:
Name:
Title: Hereunto duly authorized